LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


December 1, 1999

Dear Shareholder:

The fiscal year ended October 31, 1999 was a volatile one for bonds and for the J.P. Morgan Institutional Short Term Bond Fund. The fund returned 3.03% for the year. This compares favorably to the 1.44% return of the Lipper Short Investment Grade Debt Funds Average. The fund also outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which posted a 2.99% return.

The fund's net asset value decreased to $9.67 on October 31, 1999 from $9.96 on October 31, 1998 after paying approximately $0.54 per share in dividends from ordinary income and approximately $0.04 per share from capital gains at October 31, 1999. The fund's net assets stood at $354.3 million at the end of the fiscal year. The net assets of the portfolio, in which the fund invests, totaled approximately $393.8 million on October 31, 1999.

Connie J. Plaehn, lead portfolio manager for The Short Term Bond Portfolio, in which the fund invests, discusses some of the events affecting the fund in the past year and offers her views on the upcoming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.


Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS......... 1     FUND FACTS AND HIGHLIGHTS.........5

FUND PERFORMANCE................... 2     FINANCIAL STATE...................8

PORTFOLIO MANAGER Q&A...............3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $5,000,000 (the minimum investment in the fund). The chart at right shows that $5,000,000 invested on July 31, 1993* would have grown to $6,908,022 on October 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $5,000,000 SINCE FUND INCEPTION*
JULY 31, 1993 - OCTOBER 31, 1999


[GRAPH]

            J.P. Morgan         Merrill Lynch 1-3 Year          Lipper Short
           Institutional            Treasury Index            Investment Grade
       Short Term Bond Fund                                  Debt Funds Average
Jul-93       5000000                    5000000                    5000000

Oct-93       5049270                    5069900                    5099970

Oct-94       5093100                    5130100                    4994520

Oct-95       5541920                    5589140                    5527240

Oct-96       5874790                    5919360                    5830910

Oct-97       6243340                    6303300                    6216740

Oct-98       6705060                    6788800                    6653920

Oct-99       6908022                    6992034                    6760101



PERFORMANCE
                                                   TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                                   --------------------       ----------------------------------------
                                                   THREE      SIX              ONE       FIVE        SINCE
AS OF OCTOBER 31, 1999                             MONTHS     MONTHS           YEAR      YEARS       INCEPTION*
-----------------------------------------------------------------------       ----------------------------------------
J.P. Morgan Inst. Short Term Bond Fund             1.50%      1.14%            3.03%      6.29%       5.31%
Merrill Lynch 1-3 Year Treasury Index              1.21%      1.78%            2.99%      6.39%       5.51%
Lipper Short Investment Grade Debt Funds Average   1.06%      0.38%            1.44%      6.19%       4.95%

AS OF SEPTEMBER 30, 1999
-----------------------------------------------------------------------        ---------------------------------------
J.P. Morgan Inst. Short Term Bond Fund             1.28%      1.13%            2.69%      6.25%        5.32%
Merrill Lynch 1-3 Year Treasury Index              1.26%      1.84%            3.22%      6.38%        5.54%
Lipper Short Investment Grade
  Debt Funds Average                               0.82%      0.51%            1.15%      6.14%         4.99%

* GROWTH AND AVERAGE ANNUAL TOTAL RETURNS ARE BASED ON THE MONTH END FOLLOWING INCEPTION. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 7/8/93 THROUGH 10/31/99 IS 5.24%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX WHICH MEASURES SHORT-TERM MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]


Following is an interview with CONNIE J. PLAEHN, managing director and a member of the portfolio management team for The Short Term Bond Portfolio, in which the fund invests. Before assuming portfolio management responsibilities at J.P. Morgan Investment Management, Connie also worked at J.P. Morgan Securities and J.P. Morgan Futures. Before joining Morgan in 1984, she worked for the Chicago Board of Trade and also worked on the development of the London International Financial Futures Exchange. This interview was conducted on November 17, 1999 and reflects Connie's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE SHORT-TERM FIXED INCOME MARKETS OVER THE PAST TWELVE MONTHS?

CP: The past year has been a volatile one for the financial markets and has kept the U.S. Federal Reserve on its toes. The crises that plagued the global economy from August through October last year prompted the Fed to act three times in the last four months of 1998, lowering the federal funds rate 75 basis points to 4.75%. These actions helped keep the global economy on an even keel and promoted growth within the U.S. economy. The Fed then found itself with an economy growing above trend, albeit with benign inflation and subdued wage pressures. In an effort to slow growth and create a "soft landing" the Fed raised rates twice during the summer (in June and August), and then again at the November Federal Open Market Committee meeting, bringing the fed funds rate back up to 5.50%. The Fed remains anxious that the economy, should it continue at above-trend growth, may reach levels at which it would no longer be able to contain price pressures.

At the same time that the Fed is tightening monetary policy, a liquidity crunch is developing. Market makers, leery of taking risks following last fall's crises, have dramatically reduced their commitment to keeping inventories on their books. In addition, there is a general undercurrent of "what if Y2K really is a problem" that has both investors and issuers heading for the sidelines for the remainder of the year. Many issuers have front-loaded issuance, coming to market earlier in the year, while others have set maturities for late January into February to avoid potential year-end complications. This is happening in the context of a somewhat longer-term trend: because of the budget surplus, the Treasury has been able and will continue to reduce issuance.

HOW DID THE PORTFOLIO PERFORM DURING THAT TIME?

CP: Relative to our Lipper peer group, the portfolio performed very well over the past 12 months, outperforming by over 125 basis points; rising interest rates hurt everyone's performance. Although we shortened duration to match the benchmark's level earlier in 1999, it was not short enough. Since then we have been significantly shorter than the benchmark. Moves that helped performance included cutting back on high yield and emerging markets debt, as well as selling our non-dollar positions. We began adding back a bit to high yield in October. Throughout the year, we increased the quality of our holdings, maintaining an overweight position in investment grade bonds.

WHAT DO YOU SEE AHEAD FOR THESE MARKETS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?

CP: The Fed is caught in an interesting position: it has to provide liquidity at a time when it must also raise interest rates to dampen growth. The Fed will be adding liquidity over year-end through a currency facility, a bank loan facility (through the discount loan window), and a temporarily expanded repo facility. In addition to the accommodative actions of the Fed, the Treasury is issuing cash management bills over the year-end and Fannie Mae has instituted weekly 3- and 6-month auctions. At this point, we anticipate demand to outstrip supply, driving down the yields on these securities. Although the most recent Fed hike completes the take-back of last year's easings, we still expect some further rate increases in the next few months. While wage pressures may still be in check, the size of the current account deficit and the weakening dollar, and, of course, the continued strength of the economy, are concerns for the Fed.

Looking ahead, we see value in spread products (meaning non-U.S. Treasury debt). As such, there will be room to invest in these sectors, particularly with opportunities to capture value further down the credit spectrum. We also anticipate increasing our use of derivatives in 2000 because of the reduced liquidity resulting from Wall Street market makers' increased risk aversion. Derivatives (e.g., futures and over-the-counter interest rate and total rate of return swaps), are an extremely liquid, $35 trillion market and using them will enhance our ability to manage liquidity, particularly if this level of market volatility continues. We will keep duration around the benchmark level or shorter in anticipation of higher rates. We expect global growth to continue, albeit at a slower rate of growth, and will seek to take advantage of attractive valuations globally, should they meet our investment criteria. In 2000, we expect to see technology play a greater role in the fixed income markets that, in turn, will lead to greater transparency of prices.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional Short Term Bond Fund seeks to provide high total return consistent with low volatility of principal. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.


-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/8/93
-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$354,266,730
-------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/9
9$393,821,735
-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY
-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99

EXPENSE RATIO
The fund's current expense ratio of 0.29% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]
CORPORATE DEBT OBLIGATIONS 27.9%

CMOs AND ABSs  26.4%

U.S. GOVERNMENT AGENCIES  14.8%

REPURCHASE AGREEMENTS  9.7%

U.S. TREASURIES  9.3%

OTHER-COMMERCIAL PAPER
(SHORT-TERM)  7.7%

FOREIGN CORPORATE OBLIGATIONS  2.5%

PRIVATE PLACEMENTS  1.3%

FOREIGN GOVERNMENT OBLIGATIONS 0.2%

PREFERRED STOCK  0.2%


30-DAY SEC YIELD
5.38%*

DURATION
1.53 years

QUALITY BREAKDOWN

AAA** 46.42%

AA 8.27%

A 15.83%

BBB 10.81%

NOT RATED
17.97%

OTHER 0.70%

* Yield reflects the reimbursement of expenses as described in the prospectus. Had expenses not been subsidized, the 30-day SEC yield would have been lower.
** Includes U.S. government agency, Treasury obligations, repurchase agreements, and commercial paper.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS
CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond Portfolio
  ("Portfolio"), at value                          $355,037,031
Receivable for Shares of Beneficial Interest Sold        50,191
Receivable for Expense Reimbursements                    46,550
Prepaid Trustees' Fees                                    1,235
Prepaid Expenses and Other Assets                         1,425
                                                   ------------
    Total Assets                                    355,136,432
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                       532,288
Payable for Shares of Beneficial Interest
  Redeemed                                              240,000
Shareholder Servicing Fee Payable                        29,211
Administrative Services Fee Payable                       7,398
Administration Fee Payable                                  396
Fund Services Fee Payable                                   200
Accrued Expenses                                         60,209
                                                   ------------
    Total Liabilities                                   869,702
                                                   ------------
NET ASSETS
Applicable to 36,618,064 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $354,266,730
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                               $9.67
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $359,827,332
Undistributed Net Investment Income                     373,526
Accumulated Net Realized Loss on Investment          (4,199,599)
Net Unrealized Depreciation of Investment            (1,734,529)
                                                   ------------
    Net Assets                                     $354,266,730
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $16,523,153
Allocated Dividend Income                                         63,359
Allocated Portfolio Expenses (Net of
  Reimbursement of $152,001)                                    (819,562)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                               15,766,950
FUND EXPENSES
Shareholder Servicing Fee                          $286,323
Administrative Services Fee                          74,145
Registration Fees                                    48,755
Transfer Agent Fees                                  17,712
Printing Expenses                                    17,147
Professional Fees                                    13,775
Fund Services Fee                                     5,606
Administration Fee                                    4,271
Trustees' Fees and Expenses                           1,502
Miscellaneous                                        12,308
                                                   --------
    Total Fund Expenses                             481,544
Less: Reimbursement of Expenses                    (481,544)
                                                   --------
NET FUND EXPENSES                                                     --
                                                             -----------
NET INVESTMENT INCOME                                         15,766,950
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   (3,317,267)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         (3,485,937)
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 8,963,746
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    15,766,950   $     6,151,946
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                        (3,317,267)          958,129
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                             (3,485,937)        1,718,715
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                         8,963,746         8,828,790
                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (15,764,223)       (6,142,618)
Net Realized Gain                                       (1,227,303)               --
                                                   ---------------   ---------------
    Total Distributions to Shareholders                (16,991,526)       (6,142,618)
                                                   ---------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       287,162,190       239,963,527
Reinvestment of Dividends and Distributions             11,403,888         4,975,179
Cost of Shares of Beneficial Interest Redeemed        (169,257,112)      (42,014,635)
                                                   ---------------   ---------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              129,308,966       202,924,071
                                                   ---------------   ---------------
    Total Increase in Net Assets                       121,281,186       205,610,243
NET ASSETS
Beginning of Fiscal Year                               232,985,544        27,375,301
                                                   ---------------   ---------------
End of Fiscal Year (including undistributed net
  investment income of $373,526 and $0,
  respectively)                                    $   354,266,730   $   232,985,544
                                                   ===============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each year are as follows:

                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------
                                                     1999      1998     1997     1996     1995
                                                   --------  --------  -------  -------  -------
NET ASSET VALUE PER UNIT, BEGINNING OF YEAR        $   9.96  $   9.84  $  9.85  $  9.83  $  9.60
                                                   --------  --------  -------  -------  -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.58      0.59     0.61     0.55     0.58
Net Realized and Unrealized Gain (Loss) on
  Investment                                          (0.29)     0.12    (0.01)    0.02     0.24
                                                   --------  --------  -------  -------  -------
Total from Investment Operations                       0.29      0.71     0.60     0.57     0.82
                                                   --------  --------  -------  -------  -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.54)    (0.59)   (0.61)   (0.55)   (0.59)
Net Realized Gain                                     (0.04)       --       --       --       --
                                                   --------  --------  -------  -------  -------
Total Distributions to Shareholders                   (0.58)    (0.59)   (0.61)   (0.55)   (0.59)
                                                   --------  --------  -------  -------  -------

NET ASSET VALUE PER UNIT, END OF YEAR              $   9.67  $   9.96  $  9.84  $  9.85  $  9.83
                                                   ========  ========  =======  =======  =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                           3.03%     7.40%    6.27%    6.01%    8.81%
Net Assets, End of Year (in thousands)             $354,267  $232,986  $27,375  $17,810  $18,916
Ratio to Average Net Assets
  Net Expenses                                         0.29%     0.25%    0.25%    0.37%    0.45%
  Net Investment Income                                5.51%     5.84%    6.19%    5.69%    6.09%
  Expenses without Reimbursement                       0.51%     0.62%    0.96%    1.37%    0.67%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Short Term Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 8, 1993.

The fund invests all of its investable assets in The Short Term Bond Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (90% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $4,257,708 all of which expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $858,732, increase Paid-in-Capital by $248 and increase Accumulated Net Realized Loss on Investment by $858,980. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended Ocotber 31, 1999, the fee for these services amounted to $4,271.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $74,145.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.30% of the average daily net assets of the fund through February 28, 2001. Prior to March 1, 1999, the percentage was 0.25%. The reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the fund $633,545 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $286,323.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $5,606 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
Shares sold......................................       29,367,282        24,337,076
Reinvestment of dividends and distributions......        1,167,883           503,350
Shares redeemed..................................      (17,303,033)       (4,235,620)
                                                   ---------------   ---------------
Net Increase.....................................       13,232,132        20,604,806
                                                   ===============   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1998, with unaffiliated lenders. Additionally, since all the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings to the Agreement as of October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Short Term Bond Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The Short Term Bond Portfolio
Annual Report October 31, 1999
(The following pages should be read in conjunction with J.P. Morgan Institutional Short Term Bond Fund
Annual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
  PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-------------   -------------------------------------------------  ------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (29.9%)
FINANCIAL SERVICES (29.9%)
$  3,000,000    Advanta Mortgage Loan Trust, Sequential Payer,
                  Series 1997-4, Class A4, 6.660% due 03/25/22...    Aaa/AAA     $  2,942,917
   2,500,000    Americredit Automobile Receivables Trust,
                  Sequential Payer, Series 1999-B, Class A4,
                  5.960% due 03/12/06............................    Aaa/AAA        2,434,375
   4,000,000    AT&T Universal Card Master Trust, Series 1995-2,
                  Class A, 5.950% due 10/17/02...................    Aaa/AAA        3,987,480
     161,828    Bear Stearns Structured Securities, Inc., REMIC:
                  Sequential Payer, Series 1997-2, Class 1A1,
                  (144A), 7.000% due 08/25/36....................     Aaa/NR          161,373
  10,000,000    Capital Auto Receivables Asset Trust, Sequential
                  Payer, Series 1999-2, Class A5, 6.450% due
                  01/15/05.......................................     Aaa/NR        9,953,125
  10,000,000    Chase Credit Card Master Trust, Series 1997-2,
                  Class A, 6.300% due 04/15/03...................    Aaa/AAA       10,003,100
   2,480,269    Chase Manhattan Bank - First Union National,
                  Sequential Payer, Series 1999-1, Class A1,
                  7.134% due 07/15/07............................     NR/AAA        2,486,470
   2,000,000    CIT RV Trust, Series 1999-A, 7.210% due
                  11/15/19.......................................    Baa3/BBB       1,926,875
   2,750,000    Comed Transitional Funding Trust, Sequential
                  Payer, Series 1998-1, Class A5, 5.440% due
                  03/25/07.......................................    Aaa/AAA        2,593,387
     894,489    Commercial Mortgage Acceptance Corp., Sequential
                  Payer, Series 1997-ML1, Class A1, 6.500% due
                  11/15/04.......................................    Aaa/AAA          877,857
   8,000,000    Distribution Financial Services Trust, Sequential
                  Payer, Series 1999-3, Class A4, 6.650% due
                  03/15/11.......................................    AAA/Aaa        7,975,000
   7,412,186    First Union - Lehman Brothers - Bank of America,
                  REMIC: Sequential Payer, Series 1998-C2, Class
                  A1, 6.280% due 06/18/07........................    Aaa/AAA        7,199,086
   5,000,000    First USA Credit Card Master Trust, Series
                  1994-7, Class B, 5.838% due 06/17/02...........     Aa3/A+        5,000,000
   3,500,000    First USA Credit Card Master Trust, Series
                  1999-4, Class C, 6.059% due 01/19/05...........     NR/BBB        3,467,187
   3,421,789    Green Tree Financial Corp., Sequential Payer,
                  Series 1996-7, Class A4, 6.800% due 10/15/27...    Aaa/AAA        3,423,911
   4,900,000    Green Tree Financial Corp., Sequential Payer,
                  Series 1998-2, Class A4, 6.080% due 07/01/09...    Aaa/AAA        4,881,625
     436,381    Green Tree Recreational Equipment & Consumer
                  Trust, Sequential Payer, Series 1997-C, Class
                  A1, 6.490% due 02/15/18........................     NR/AAA          433,260
   5,000,000    MBNA Master Credit Card Trust, Series 1996-K,
                  Class A, 5.536% due 03/15/06(v)................    Aaa/AAA        4,987,500
   2,500,000    MBNA Master Credit Card Trust, Series 1996-L,
                  Class B, 5.693% due 11/15/01(v)................     A2/A+         2,498,425
     156,028    Merrill Lynch Mortgage Investors, Inc.,
                  Subordinated Bond, CSTR, Series 1995-C2, Class
                  E, (144A), 7.878% due 06/15/21 (v).............     Ba2/NR          142,644
   5,000,000    Metris Master Trust, Series 1996-1, Class B,
                  6.800% due 02/20/02............................      A2/A         5,001,550
   1,000,000    Morgan Stanley Capital I, Sequential Payer,
                  Series 1997, Class A1B, 6.440% due 11/15/02....     Aaa/NR          997,812
   2,530,000    Newcourt Equipment Trust Securities, Sequential
                  Payer, Series 1999-1, Class A2, 6.310% due
                  08/20/01.......................................    Aaa/AAA        2,525,256
   5,000,000    Peco Energy Transition Trust, Series 1999-A,
                  Class A5, 5.260% due 03/01/09 (v)..............    Aaa/AAA        4,951,550
   4,717,157    Providian Home Equity Loan Trust, Series 1999-1,
                  Class A, 5.699% due 06/25/25(v)................    Aaa/AAA        4,708,289

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
-------------   -------------------------------------------------  ------------  -------------
FINANCIAL SERVICES (CONTINUED)
$  1,007,555    Residential Funding Mortgage Securities I, REMIC:
                  Sequential Payer, Series 1998-S7, Class A1,
                  6.500% due 03/25/13............................     NR/AAA     $    983,303
   7,000,000    Sears Credit Account Master Trust, Series 1995-5,
                  Class A , 6.050% due 01/15/08..................    Aaa/AAA        6,864,340
   4,000,000    Sears Credit Account Master Trust, Series 1999-1,
                  Class A, 5.650% due 03/17/09...................    Aaa/AAA        3,770,000
   4,800,000    Sears Credit Account Master Trust, Series 1999-2,
                  Class A, 6.350% due 02/15/07...................    Aaa/AAA        4,766,250
     856,731    UCFC Home Equity Loan, Sequential Payer,
                  Series1997-A1, Class A3, 6.975% due 04/15/16...    Aaa/AAA          855,810
   5,000,000    WFS Financial Owner Trust, Sequential Payer,
                  Series 1999-B, Class A3, 6.320% due 10/20/03...    Aaa/AAA        4,957,812
                                                                                 ------------
                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                      ASSET BACKED SECURITIES (COST
                      $118,563,000)..............................                 117,757,569
                                                                                 ------------

CORPORATE OBLIGATIONS (31.7%)
AEROSPACE (0.2%)
   1,000,000    Lockheed Martin Corp., 7.450% due 06/15/04.......   Baa3/BBB-       1,002,130
                                                                                 ------------

BANKING (8.4%)
   1,250,000    Banesto Delaware, Inc., 8.250% due 07/28/02......     A2/NR         1,278,012
   2,500,000    Bank One Corp., 6.875% due 08/01/06..............     Aa3/A+        2,457,087
   1,000,000    BankAmerica Corp., 8.375% due 03/15/02...........     Aa3/A         1,034,350
  10,500,000    Chase Manhattan Corp., MTN, Series C, 5.730% due
                  11/24/00 (v)...................................     Aa3/A+       10,571,925
   5,000,000    Comerica Bank, 5.410% due 06/12/00 (v)...........      A1/A         4,996,797
   1,250,000    First Chicago NBD Corp., 8.875% due 03/15/02.....      A1/A         1,309,162
   5,000,000    Fleet National Bank, 5.438% due 02/01/02.........     A1/A+         4,990,250
     500,000    National Westminster Bank, 9.375% due 11/15/03...    Aa3/AA-          538,975
   1,000,000    Nationsbank Corp., Series E, MTN, 5.750% due
                  01/25/01.......................................     Aa2/A+          993,550
   5,000,000    U.S. National Bank Association, 5.478% due
                  07/18/01.......................................     Aa3/A+        4,987,600
                                                                                 ------------
                                                                                   33,157,708
                                                                                 ------------

CHEMICALS (0.2%)
   1,000,000    Cytec Industries, Inc., 6.500% due 03/15/03......    Baa2/BBB         948,870
                                                                                 ------------

COMMERCIAL SERVICES (0.8%)
   3,000,000    Cendant Corp., 7.750% due 12/01/03...............    Baa1/BBB       2,979,540
                                                                                 ------------

ELECTRIC (0.2%)
     756,098    Niagara Mohawk Power Corp., Series B, 7.000% due
                  10/01/00.......................................   Baa3/BBB-         758,230
                                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (0.4%)
   1,500,000    News America Holdings, Inc., 8.625% due
                  02/01/03.......................................   Baa3/BBB-       1,557,960
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
-------------   -------------------------------------------------  ------------  -------------
FINANCIAL SERVICES (15.3%)
$  5,000,000    Associates Corp. N.A., 5.500% due 02/15/04.......    Aa3/AA-     $  4,753,100
   5,000,000    Associates Corp. N.A., 5.613% due 06/14/01(v)....    Aa3/AA-        4,999,783
     610,000    Associates Corp. N.A., 5.960% due 05/15/37.......    Aa3/AA-          609,884
   5,000,000    AT&T Capital Corp., Series F, MTN, 6.963% due
                  06/14/00 (v)...................................     A1/BBB        5,029,500
   1,500,000    Beneficial Corp., MTN, 8.200% due 03/15/02.......      A2/A         1,547,820
   1,000,000    Beneficial Corp., Series H, MTN, 6.710% due
                  12/15/03.......................................      A2/A           991,860
   1,500,000    Case Credit Corp., Series B, MTN, 6.240% due
                  11/06/00.......................................   Baa1/BBB+       1,498,260
   1,000,000    Chrysler Financial Co., LLC, Series Q, MTN,
                  6.610% due 06/16/00............................     A1/A+         1,002,440
   2,000,000    CIT Group Holdings, MTN, 6.500% due 06/14/02.....     A1/A+         1,986,260
   2,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                  6.375% due 05/15/03............................   Baa2/BBB+       1,942,240
   5,000,000    ERP Operating Ltd. Partnership, 6.231% due
                  08/21/03 (v)...................................    A3/BBB+        4,997,500
   5,000,000    Finova Capital Corp., Series D, MTN, 5.633% due
                  08/14/01 (v)...................................    Baa1/A-        5,004,050
   2,500,000    Ford Motor Credit Co., 6.446% due 07/16/02 (v)...      A1/A         2,513,425
   4,500,000    Ford Motor Credit Co., MTN, 5.663% due 03/19/02
                  (v)............................................      A1/A         4,506,480
   1,000,000    General Motors Acceptance Corp., MTN, 5.800% due
                  02/23/01.......................................      A2/A           990,570
   5,000,000    Greyhound Financial Corp., 7.250% due 04/01/01...    Baa1/A-        5,023,950
     500,000    GS Escrow Corp., 7.000% due 08/01/03.............    Ba1/BB+          478,330
   1,000,000    Heller Financial, Inc., Series I, MTN, 5.480% due
                  02/05/01.......................................     A3/A-           986,210
     500,000    Heller Financial, Inc., Series I, MTN, 6.500% due
                  07/22/02.......................................     A3/A-           493,595
     800,000    Homeside Lending, Inc., MTN, 6.875% due
                  06/30/02.......................................     A1/A+           796,904
   3,000,000    Household Finance Corp., MTN, 5.623% due
                  12/01/00.......................................      A2/A         3,007,620
   2,500,000    Household Finance Corp., Series E, MTN, 5.820%
                  due 06/17/05 (v)...............................      A2/A         2,494,525
   1,000,000    Sears Roebuck Acceptance Corp., Series 3, MTN,
                  6.860% due 10/02/01............................     A2/A-           999,270
   1,000,000    Security Pacific Corp, Series I, MTN, 6.000% due
                  05/01/00.......................................     Aa2/A+          999,090
   2,500,000    TXU Eastern Funding, (144A), 6.150% due
                  05/15/02.......................................   Baa1/BBB+       2,462,950
                                                                                 ------------
                                                                                   60,115,616
                                                                                 ------------

FOREST PRODUCTS & PAPER (0.4%)
   1,375,000    Georgia-Pacific Corp., 9.950% due 06/15/02.......   Baa2/BBB-       1,468,170
                                                                                 ------------

GAS-PIPELINES (0.5%)
   1,000,000    Enron Corp., 6.500% due 08/01/02.................   Baa2/BBB+         986,280
   1,150,000    K N Energy, Inc., 6.300% due 03/01/01............   Baa2/BBB-       1,136,292
                                                                                 ------------
                                                                                    2,122,572
                                                                                 ------------

HEALTH & PERSONAL CARE (0.1%)
     500,000    Playtex Family Products Corp., 9.000% due
                  12/15/03.......................................      B2/B           488,750
                                                                                 ------------

METALS & MINING (0.3%)
   1,150,000    Ryerson Tull, Inc., 8.500% due 07/15/01..........    Baa3/BBB       1,138,500
                                                                                 ------------

OIL-PRODUCTION (0.2%)
   1,000,000    Williams Companies, Inc., 6.125% due 02/15/02....   Baa2/BBB-         983,310
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
-------------   -------------------------------------------------  ------------  -------------
OIL-SERVICES (0.3%)
$    500,000    Occidental Petroleum Corp., 6.750% due
                  11/15/02.......................................    Baa3/BBB    $    494,130
     696,580    Oil Purchase Co., (144A), 7.100% due 04/30/02....    Ba2/BBB-         651,302
                                                                                 ------------
                                                                                    1,145,432
                                                                                 ------------

PACKAGING & CONTAINERS (0.3%)
     500,000    Stone Container Corp., 9.875% due 02/01/01.......      B2/B           501,250
     500,000    Stone Container Corp., 12.250% due 04/01/02
                  (v)............................................     B3/B-           501,250
                                                                                 ------------
                                                                                    1,002,500
                                                                                 ------------

RAILROADS (1.9%)
   5,000,000    CSX Corp., MTN, Series C, 5.790% due 06/15/00
                  (v)............................................    Baa2/BBB       5,006,100
   2,500,000    Norfolk Southern Corp., 6.875% due 05/01/01......   Baa1/BBB+       2,499,850
                                                                                 ------------
                                                                                    7,505,950
                                                                                 ------------

TELECOMMUNICATIONS (2.2%)
   2,500,000    MCI Worldcom, Inc., 6.125% due 08/15/01..........     A3/A-         2,487,975
   6,000,000    MCI Worldcom, Inc., (144A), 5.645% due 08/17/00
                  (v)............................................     A3/A-         6,004,680
                                                                                 ------------
                                                                                    8,492,655
                                                                                 ------------
                    TOTAL CORPORATE OBLIGATIONS (COST
                      $125,807,557)..............................                 124,867,893
                                                                                 ------------

FOREIGN CORPORATE OBLIGATIONS (2.8%)
CANADA (1.1%)
TRANSPORT & SERVICES
   4,500,000    Laidlaw, Inc., 8.750% due 01/01/00...............    Baa3/BBB       4,508,640
                                                                                 ------------

MEXICO (0.3%)
BANKING
   1,000,000    Banco Nacional de Comercio Exterior SNC, Series
                  E, MTN, 8.000% due 04/14/00....................     Ba2/BB        1,002,500
                                                                                 ------------

NETHERLANDS (0.5%)
FINANCIAL SERVICES
   2,000,000    ICI Investments BV, Series E, MTN, 6.750% due
                  08/07/02.......................................    Baa1/A-        1,972,000
                                                                                 ------------

PANAMA (0.5%)
BANKING
   1,000,000    Banco Latinoamericano de Exportaciones, S.A.,
                  (144A), 6.550% due 04/15/03....................    Baa1/BBB         946,930
   1,000,000    Banco Latinoamericano de Exportaciones, S.A.,
                  Series 107, (144A), 6.640% due 09/30/02........    Baa1/BBB         963,480
                                                                                 ------------
                                                                                    1,910,410
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
-------------   -------------------------------------------------  ------------  -------------
VENEZUELA (0.4%)
FINANCIAL SERVICES
$  1,550,000    Corporacion Andina de Fomento, 7.375% due
                  07/21/00.......................................      A3/A      $  1,540,064
                                                                                 ------------
                    TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                      $11,093,037)...............................                  10,933,614
                                                                                 ------------

FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
CANADA (0.3%)
   1,000,000    Province of Quebec, 7.500% due 07/15/02 (cost
                  $1,034,890)....................................     A2/A+         1,022,740
                                                                                 ------------

PRIVATE PLACEMENT (1.5%)
FINANCIAL SERVICES (0.9%)
   3,500,000    Newcourt Credit Group, Inc., Series A, 7.125% due
                  12/17/03.......................................     A1/BBB        3,497,725
                                                                                 ------------

MISCELLANEOUS (0.2%)
     454,545    Allied Waste Industries, Inc., Term Loan B,
                  8.313% due 07/30/09 (v)........................     NR/NR           436,364
     127,273    Allied Waste Industries, Inc., Term Loan C,
                  8.563% due 07/30/09 (v)........................     NR/NR           122,182
     254,545    Allied Waste Industries, Inc., Term Loan C1,
                  8.563% due 09/07/30 (v)........................     NR/NR           244,364
      90,909    Allied Waste Industries, Inc., Term Loan C2,
                  8.500% due 09/07/30 (v)........................     NR/NR            87,273
      72,727    Allied Waste Industries, Inc., Term Loan C3,
                  8.313% due 09/07/30 (v)........................     NR/NR            69,818
                                                                                 ------------
                                                                                      960,001
                                                                                 ------------

TELECOMMUNICATION SERVICES (0.4%)
   1,500,000    Charter Communications, 8.010% due 03/18/08
                  (v)............................................     NR/NR         1,490,625
                                                                                 ------------
                    TOTAL PRIVATE PLACEMENT (COST $6,125,370)....                   5,948,351
                                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (16.7%)
FEDERAL HOME LOAN MORTGAGE CORP. (1.3%)
     389,961    REMIC: Sequential Payer, Series 1980, Class VA,
                  7.000% due 08/15/02............................                     392,399
   2,446,773    REMIC: Sequential Payer, Series 2019, Class B,
                  6.500% due 07/15/16............................                   2,436,814
   2,493,806    REMIC: Sequential Payer, Series 2061, Class VJ,
                  6.500% due 03/20/03............................                   2,458,719
                                                                                 ------------
                                                                                    5,287,932
                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.8%)
   1,632,881    6.500% due 11/20/04..............................                   1,616,552
     175,221    6.500% due 05/01/28..............................                     167,883
     111,172    6.500% due 07/01/28..............................                     106,516
     783,327    6.500% due 08/01/28..............................                     750,522
      62,947    8.500% due 08/01/05..............................                      64,241
  28,540,000    TBA, 6.500% due 10/01/29.........................                  27,349,311
   9,990,000    TBA, 7.500% due 10/01/29.........................                  10,011,878
  10,000,000    TBA, 8.000% due 10/01/29.........................                  10,189,100
                                                                                 ------------
                                                                                   50,256,003
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                           RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
-------------   -------------------------------------------------  ------------  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.6%)
$ 10,000,000    6.500% due 11/15/29..............................                $  9,568,700
      20,159    7.000% due 03/15/09..............................                      20,229
     252,873    7.000% due 03/15/09..............................                     253,740
     305,674    7.000% due 07/15/09..............................                     306,722
     263,990    7.000% due 10/15/28..............................                     258,956
                                                                                 ------------
                                                                                   10,408,347
                                                                                 ------------
                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                      (COST $65,838,385).........................                  65,952,282
                                                                                 ------------

U.S. TREASURY OBLIGATIONS (10.6%)
U.S. TREASURY NOTES (10.6%)
     400,000    5.250% due 05/15/04..............................                     388,688
     350,000    5.880% due 02/15/00(s)...........................                     350,602
  40,625,000    6.250% due 02/28/02(s)...........................                  40,973,969
                                                                                 ------------
                    TOTAL U.S. TREASURY OBLIGATIONS (COST
                      $41,735,122)...............................                  41,713,259
                                                                                 ------------
   SHARES
-------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
FINANCE (0.2%)
      19,774    Equity Residential Properties Trust, Series A,
                  9.375%.........................................    Baa1/BBB         473,340
      10,000    TCI Communications Financing II, 10.000%.........      A3/A           263,125
                                                                                 ------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                      $787,415)..................................                     736,465
                                                                                 ------------
 PRINCIPAL
   AMOUNT
-------------
SHORT-TERM INVESTMENTS (19.7%)
CERTIFICATE OF DEPOSIT-DOMESTIC (0.2%)
$  1,000,000    Dresdner Bank NY, Series CD, 4.95% due
                  11/09/99.......................................                     999,954
                                                                                 ------------
COMMERCIAL PAPER-DOMESTIC (8.5%) (Y)
   9,000,000    Case Credit Corp., 6.20% due 2/15/00.............                   8,820,900
   5,000,000    Case Credit Corp., 6.41% due 4/04/00.............                   4,858,500
   5,000,000    CSX Corp., 5.79% due 2/15/00.....................                   4,902,500
   2,500,000    MCI Worldcom, Inc., 5.384% due 2/08/00...........                   2,500,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                     SECURITY DESCRIPTION                    VALUE
-------------   -------------------------------------------------  ------------
COMMERCIAL PAPER-DOMESTIC (CONTINUED)
$  5,000,000    MCI Worldcom, Inc., 5.81% due 1/27/00............                $  4,921,500
   5,000,000    Texas Utilities Co., 5.80% due 2/15/00...........                   4,902,500
   2,500,000    Williams Holding, Inc., 5.63% due 1/25/00........                   2,459,500
                                                                                 ------------
                                                                                   33,365,400
                                                                                 ------------

OTHER INVESTMENT COMPANIES (0.0%)
         291    SSGA Money Market Fund...........................                         291
                                                                                 ------------

REPURCHASE AGREEMENT (11.0%)
  14,485,000    Goldman Sachs Repurchase Agreement, 5.180% dated
                  10/29/99 due 11/01/99, proceeds $14,491,253,
                  (collateralized by $14,396,000 U.S. Treasury
                  Note, 5.750% due 11/15/00, valued at
                  $14,775,014)...................................                  14,485,000
  14,484,000    State Street Bank and Trust Repurchase Agreement,
                  5.180% dated 10/29/99 due 11/01/99, proceeds
                  $14,490,252, (collateralized by $14,520,000
                  U.S. Treasury Note, 5.750% due 06/30/01, valued
                  at $14,774,100)................................                  14,484,000
  14,485,000    Westdeutsche Landesbank Repurchase Agreement,
                  5.210% dated 10/29/99 due 11/01/99, proceeds
                  $14,491,289, (collateralized by $14,536,000
                  U.S. Treasury Note, 5.750% due 11/30/02, valued
                  at $14,774,851)................................                  14,485,000
                                                                                 ------------
                                                                                   43,454,000
                                                                                 ------------
                    TOTAL SHORT-TERM INVESTMENTS (COST
                      $77,877,885)...............................                  77,819,645
                                                                                 ------------
                TOTAL INVESTMENTS (COST $448,862,661) (113.4%).................   446,751,818
                LIABILITIES IN EXCESS OF OTHER ASSETS (-13.4%).................   (52,930,083)
                                                                                 ------------
                NET ASSETS (100.0%)............................................  $393,821,735
                                                                                 ============

------------------------------
Note: Based on the cost of the investments of $448,869,969 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation and depreciation was $423,485 and $2,541,636, respectively, resulting in net unrealized depreciation of $2,118,151.

(s) Security is fully or partially segregated with custodian as collateral for future contracts or with broker as initial margin for futures contracts $41,324,571 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or investment with step coupon rate.

(y) Yield to maturity.

Abbreviations used in the schedule of investment are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

CSTR - Collateral Strip Rate.

MTN - Medium Term Note.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $448,862,661)           $446,751,818
Interest Receivable                                   3,181,213
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,171,586
Receivable for Expense Reimbursement                     14,026
Prepaid Trustees' Fees                                    2,252
Prepaid Expenses and Other Assets                         1,407
                                                   ------------
    Total Assets                                    451,122,302
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    56,105,645
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    915,745
Variation Margin Payable                                118,318
Advisory Fee Payable                                     81,698
Custody Fee Payable                                      22,715
Administrative Services Fee Payable                       8,225
Administration Fee Payable                                  361
Fund Services Fee Payable                                   220
Accrued Expenses                                         47,640
                                                   ------------
    Total Liabilities                                57,300,567
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $393,821,735
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $18,603,733
Dividend Income                                                     71,345
                                                               -----------
    Investment Income                                           18,675,078
EXPENSES
Advisory Fee                                       $  807,631
Custodian Fees and Expenses                           146,300
Administrative Services Fee                            83,666
Professional Fees and Expenses                         38,348
Printing Expenses                                       8,215
Fund Services Fee                                       6,343
Administration Fee                                      4,065
Trustees' Fees and Expenses                             1,154
Miscellaneous                                             246
                                                   ----------
    Total Expenses                                  1,095,968
Less: Reimbursement of Expenses                      (171,744)
                                                   ----------
NET EXPENSES                                                       924,224
                                                               -----------
NET INVESTMENT INCOME                                           17,750,854
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                          (6,905,026)
  Futures Contracts                                 2,058,956
  Foreign Currency Contracts and Transactions       1,055,060
                                                   ----------
    Net Realized Loss                                           (3,791,010)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                      (3,461,606)
  Futures Contracts                                   (93,207)
  Foreign Currency Contracts and Translations        (375,058)
                                                   ----------
    Net Change in Unrealized Depreciation                       (3,929,871)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $10,029,973
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    17,750,854   $     7,527,438
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions       (3,791,010)        1,079,966
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations           (3,929,871)        1,956,909
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                        10,029,973        10,564,313
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          312,753,504       263,906,334
Withdrawals                                           (193,444,721)      (51,939,489)
                                                   ---------------   ---------------
    Net Increase from Investors' Transactions          119,308,783       211,966,845
                                                   ---------------   ---------------
    Total Increase in Net Assets                       129,338,756       222,531,158
NET ASSETS
Beginning of Fiscal Year                               264,482,979        41,951,821
                                                   ---------------   ---------------
End of Fiscal Year                                 $   393,821,735   $   264,482,979
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------
                                                    1999     1998     1997     1996     1995
                                                   -------  -------  -------  -------  -------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                        0.29%    0.25%    0.25%    0.38%    0.42%
  Net Investment Income                               5.49%    5.84%    6.17%    5.65%    6.11%
  Expenses without Reimbursement                      0.34%    0.38%    0.55%    0.61%    0.46%
Portfolio Turnover                                     398%     381%     219%     191%     177%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 8, 1993. The portfolio's investment objective is to provide a high total return, consistent with low volatility of principal. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage backed securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage backed securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   e) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase,

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   f) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.25% of the portfolio's average daily net assets. For the fiscal year ended
      October 31, 1999, such fees amounted to $807,631.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $4,065.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first
      $7 billion of their aggregate average daily net assets and 0.04% of their aggregate

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 30, 1999, the fee for these services amounted to $83,666.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.30% of the average daily net assets of the portfolio. Prior to March 1, 1999, the percentage was .25%. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the portfolio $171,744 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $6,343 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999 were as follows:

                                                      COST OF         PROCEEDS
                                                     PURCHASES       FROM SALES
                                                   --------------  --------------
U.S. Government and Agency Obligations...........  $  952,429,056  $  966,977,290
Corporate and Collateralized Obligations.........     368,673,619     259,082,540
                                                   --------------  --------------
                                                   $1,321,102,675  $1,226,059,830
                                                   ==============  ==============

At October 31, 1999, the portfolio had open forward foreign currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE      10/31/99    (DEPRECIATION)
------------------                                 -----------  -----------  --------------
Euro 17,377,281, expiring 11/02/99...............  $18,472,050  $18,269,394  $     (202,656)
Euro 23,700,000, expiring 11/10/99...............   25,643,400   24,930,311        (713,089)

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   SETTLEMENT    VALUE AT    APPRECIATION/
SALES CONTRACTS                                       VALUE      10/31/99    (DEPRECIATION)
---------------                                    -----------  -----------  --------------
Euro 17,377,281, expiring 11/02/99...............  $18,674,803  $18,269,394  $     405,409
Euro 23,700,000, expiring 11/10/99...............   25,696,488   24,930,311        766,177
                                                                             -------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                            $     255,841
                                                                             =============

At October 31, 1999, the portfolio had open futures contracts as follows:

                                                                                  MARKET VALUE
                                                   CONTRACTS SHORT  DEPRECIATION  OF CONTRACTS
                                                   ---------------  ------------  ------------
U.S. Five Year Treasury Note, expiring December
 1999............................................             170   $    22,145   $18,352,032
U.S. Ten Year Treasury Note, expiring December
 1999............................................              89        33,776     9,764,969
U.S. Ten Year Treasury Note, expiring March
 2000............................................              33        15,831     3,231,937
                                                   --------------   -----------   -----------
Totals...........................................             292   $    71,752   $31,348,938
                                                   ==============   ===========   ===========

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Short Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Short Term Bond Portfolio (the "portfolio") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
   INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
   INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES
   MARKET NEUTRAL FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800) 766-7722.
IM0792-I

J.P. MORGAN INSTITUTIONAL
SHORT TERM
BOND FUND


ANNUAL REPORT
OCTOBER 31, 1999